Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
TO TENDER COMMON UNITS
OF
STEEL PARTNERS HOLDINGS L.P.
THROUGH ITS WHOLLY OWNED SUBSIDIARY
STEEL EXCEL, INC.

PURSUANT TO THE OFFER TO PURCHASE FOR CASH
DATED APRIL 7, 2022

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT (AT THE END OF THE DAY), EASTERN TIME, ON MAY 6, 2022, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Depositary for the Offer is:

If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF UNITS SURRENDERED (Please fill in. Attach separate schedule if needed)
	Certificate No(s)	Number of Units

TOTAL UNITS

Indicate below the order (by certificate number) in which units are to be purchased in the event of proration. If you do not designate an order, if less than all units tendered are purchased due to proration, units will be selected for purchase by the Depositary. You are not required to complete this box.

1st ____________	2nd ____________	3rd ____________	4th ____________	5th ____________

*	Do not need to complete if units are delivered by book-entry transfer or if units are uncertificated. If units are uncertificated, please only fill out the column entitled “Number of Units Tendered”.

**	If your units are certificated and you desire to tender fewer than all units evidenced by any certificate(s) listed above, please indicate in this column the number of units you wish to tender. Otherwise, all units evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.

You must deliver this Letter of Transmittal to American Stock Transfer & Trust Company, LLC, the Depositary. Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a valid delivery. Deliveries to Steel Partners Holdings L.P., (the “Company”), or MacKenzie Partners, Inc. (the Information Agent for the Offer) will not be forwarded to the Depositary and, therefore, will not constitute valid delivery to the Depositary. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility at the Depositary Trust Company (“DTC,” which is herein referred to as the “book-entry transfer facility”) will not constitute delivery to the Depositary.

You should use this Letter of Transmittal if you are forwarding certificates for units herewith or if you are causing the units to be delivered by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures set forth in Section 3, “Procedure for Tendering Unitholders,” of the Offer to Purchase. Only financial institutions that are participants in the book-entry transfer facility’s system may make book-entry delivery of the units.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates or uncertificated units for the amount of units you desire to tender, or (2) you intend to deliver certificates for such units under a notice of guaranteed delivery previously sent to the Depositary or (3) you are delivering units through a book-entry transfer into the Depositary’s account at DTC (i.e., the book-entry transfer facility) in accordance with Section 3, “Procedure for Tendering Unitholders” section of the Offer to Purchase.

If you desire to tender units in the Offer, but you cannot deliver the certificates for your units and all other required documents to the Depositary by the Expiration Date (as set forth in the Offer to Purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your units according to the guaranteed delivery procedures set forth in Section 3, “Procedure for Tendering Unitholders,” of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐	Check here if you are delivering tendered units pursuant to a notice of guaranteed delivery that you previously sent to the Depositary and complete the following:

Names(s) of Tendering Unitholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered units by book-entry transfer to an account maintained by the Depositary at the book-entry transfer facility, and complete the following:

Names(s) of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Steel Partners Holdings L.P., a Delaware limited partnership (the “Company”), through its wholly owned subsidiary Steel Excel, Inc., a Delaware corporation, the above-described common units, no par value, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 7, 2022 and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the “Offer”). Unless otherwise indicated, all references to “units” are to the Company’s common units, no par value. The Company is inviting its unitholders to tender their units for a price per unit not less than $40.00 nor greater than $42.00 (the “Purchase Price”) net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer. Receipt of the Offer to Purchase is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, units tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all of the units tendered hereby which are so accepted and paid for; (2) orders the registration of any units tendered by book-entry transfer that are purchased under the Offer to or upon the order of the Company; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such units, with the full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a)	deliver certificates for units, or transfer ownership of such units on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price with respect to such units;

(b)	present certificates for such units for cancellation and transfer on the Company’s books; and

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such units, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that the Company, upon the terms and subject to the conditions of the Offer, will pay a price it selects within a range not less than $40.00 nor greater than $42.00 per unit for units validly tendered into, and not validly withdrawn from, the Offer subject to the conditions of the Offer described in the Offer to Purchase. The undersigned understands that the Company will select the lowest Purchase Price that will enable the Company to purchase $100 million in value of its units, or, if a lesser number of units is validly tendered and not validly withdrawn, then the Company will select the price that will enable it to purchase all units that are properly tendered and not properly withdrawn prior to the Expiration Date.  The undersigned understands that all units properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not properly withdrawn will be purchased at the same Purchase Price, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions of the Offer, including its “odd lot” priority and proration provisions, and that the Company will return at its expense all other units, including units tendered at prices greater than the Purchase Price and units not purchased because of proration.

The undersigned acknowledges that they have been advised to consult with their own advisors as to the consequences of participating or not participating in the Offer.

The undersigned hereby covenants, represents and warrants to the Company that:

(a)	the undersigned has a net long position in the units at least equal to the number of units being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the units in compliance with Rule 14e-4 under the Exchange Act;

(b)	has full power and authority to tender, sell, assign and transfer the units tendered hereby;

(c)	when and to the extent the Company accepts the units for purchase, the Company will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the units will not be subject to any adverse claims or rights;

(d)	the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the units tendered hereby and accepted for purchase; and

(e)	the undersigned agrees to all of the terms of the Offer.

The undersigned understands that tendering of units under any one of the procedures described in Section 3, “Procedure for Tendering Unitholders,” of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer; or may postpone the acceptance for payment of, or the payment for, units tendered, or may accept for payment fewer than all of the units tendered hereby. The undersigned understands that certificate(s) for any units not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing units tendered hereby. The certificate numbers, the number of units represented by such certificates, and the number of units that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any units purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any units not tendered or not purchased, in the name(s) of the undersigned or, in the case of units tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any units purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for units not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any units purchased (less the amount of any federal income or backup withholding tax required to be withheld) and mail said check to the person(s) so indicated.

The undersigned recognizes that the Company has no obligation, under the Special Payment Instructions, to transfer any certificate for units from the name of its registered holder, or to order the registration or transfer of units tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

METHOD OF DELIVERY

☐	Check here if certificates for tendered units are enclosed herewith.

☐	Check here if certificates for tendered units are being delivered pursuant to Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name of Tendering
Unitholder(s): ____________________________________________________________

Date of Execution of Notice of Guaranteed
Delivery: ________________________________________________

Name of Institution that Guaranteed
Delivery: ________________________________________________

LOST OR DESTROYED CERTIFICATE(S)

If any certificate representing units has been lost, destroyed or stolen, the unitholder should promptly notify the Depositary. The unitholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing any lost or destroyed certificate have been followed. Please call American Stock Transfer & Trust Company, LLC, as the transfer agent for the units, at (877) 248-6417 or (718) 921-8317 or to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond. See Instruction 14.

ODD LOTS
(SEE INSTRUCTION 6)

To be completed only if units are being tendered by or on behalf of a person owning, beneficially or of record, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 units.

The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 units, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) units with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 units and is tendering all of those units.

In addition, the undersigned is tendering units either (check one box):

☐	at the Purchase Price, as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per unit below); or

☐	at the price per unit indicated under the caption “Units Tendered at Price Determined by Unitholder” in the box entitled “Price (in Dollars) Per Unit at Which Units are Being Tendered” below in this Letter of Transmittal.

PRICE (IN DOLLARS) PER UNIT
AT WHICH UNITS ARE BEING TENDERED
(SEE INSTRUCTION 5)

Check only the box under (1) or (2) below. If both boxes or if no box is checked, there is no valid tender of units.

1. Units Tendered at Price Determined in the Offer

☐	The undersigned wants to maximize the chance of having the Company accept for purchase all of the units that the undersigned is tendering (subject to the possibility of proration). Accordingly, BY CHECKING THIS BOX INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders units at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the Offer and resulting from the Offer process. This action may have the effect of lowering the Purchase Price and could result in receiving a price per unit as low as $40.00 per unit.

OR

2. Units Tendered at Price Determined by Unitholder

☐	By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Units Tendered at Price Determined in the Offer”, the undersigned hereby tenders units at the Purchase Price checked. This action could result in none of the units being purchased if the Purchase Price determined by the Company for the units is less than the Purchase Price checked below. A unitholder who desires to tender units at more than one Purchase Price must complete a separate Letter of Transmittal for each price at which units are tendered. The same units cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one Purchase Price.

☐	$40.00	☐	$40.30	☐	$40.60	☐	$40.90	☐	$41.20	☐	$41.50	☐	$41.80

☐	$40.10	☐	$40.40	☐	$40.70	☐	$41.00	☐	$41.30	☐	$41.60	☐	$41.90

☐	$40.20	☐	$40.50	☐	$40.80	☐	$41.10	☐	$41.40	☐	$41.70	☐	$42.00

SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 4, 10 AND 11)

Special Payment Instructions

To be completed ONLY if the check for the Purchase Price of units purchased and Unit Certificates evidencing units not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Unit Certificates to:

Name: ____________________________________

(Please Print)

Address: __________________________________

___________________________________________

Id. No.: ___________________________________

(Tax Identification or

Social Security Number)

Account No.: ______________________________

Special Delivery Instructions

To be completed ONLY if the check for the Purchase Price of units purchased and Unit Certificates evidencing units not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Units Tendered.”

Mail Check and Unit Certificates to:

Name: ____________________________________

(Please Print)

Address: __________________________________

__________________________________________

__________________________________________

Id. No.: ___________________________________

(Tax Identification or

Social Security Number)

(See Form W-9)

IMPORTANT
UNITHOLDER(S) MUST SIGN HERE AND COMPLETE FORM W-9, FORM W-8BEN, FORM W-8BEN-E OR FORM W-8ECI, AS APPLICABLE
(See Instructions 1 and 7)
This Letter of Transmittal must be signed by registered holder(s) exactly as the name(s) appear(s) on the unit certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by unit certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 7.
Signature(s) of Unitholder(s): _______________________________________________________________

Name(s): _______________________________________________________________________________ Please Print
Dated: _____________________, 2022

Capacity (full title): ______________________________________________________________________

Address ________________________________________________________________________________ Please Include Zip Code

(Area Code) Telephone Number: ____________________________________________________________

Taxpayer Identification or Social Security No.: _________________________________________________
GUARANTEE OF SIGNATURE(S) (If Required, See Instructions 1 and 7)

Authorized Signature: _____________________________________________________________________

Name(s): _______________________________________________________________________________

Name of Firm: ___________________________________________________________________________

Address: ________________________________________________________________________________

Address Line 2: __________________________________________________________________________

(Area Code) Telephone Number: ____________________________________________________________

Dated: ______________________, 2022

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

No signature guarantee is required if either:

(a)	this Letter of Transmittal is signed by the registered holder of the units exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled “Special Delivery Instructions” or “Special Payment Instructions”; or

(b)	such units are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 7.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be used only if:

●	certificates for units are delivered with it to the Depositary; or

●	the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary; or

●	an exercise of units pursuant to the procedure for tender and exercise by book-entry transfer set forth in Section 3 of the Offer to Purchase.

Unless units are being tendered by book-entry transfer, as described below, the following documents should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the Expiration Date: (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees); (b) certificates for the units being exercised; and (c) any other documents required by the Letter of Transmittal. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Units may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer. In order for units to be validly tendered by book-entry transfer, the Depositary must receive, prior to the Expiration Date of the Offer, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent’s Message if the tendering unitholder has not delivered a Letter of Transmittal, and (c) all documents required by the Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exercising the units that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If the unitholder is tendering by book-entry transfer, he, she or it must expressly acknowledge that he, she or it has received and agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against him, her or it.

If unit certificates are not immediately available, the holder cannot deliver his, her or its units and all other required documents to the Depositary or he, she or it cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date, then the unitholder may tender his, her or its units pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure:

(i)	such tender must be made by or through an Eligible Institution;

(ii)	a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the expiration of the Offer; and

(iii)	the certificates for all physically delivered units in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all units delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within two NYSE trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

The method of delivery of all documents, including unit certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering unitholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by the Offer to Purchase, no alternative or contingent exercises will be accepted.

3. INADEQUATE SPACE. If the space provided in the box captioned “Description of Units Tendered” is inadequate, the certificate numbers and/or the number of units should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS. If fewer than all of the units evidenced by any certificate are to be tendered, fill in the number of units that are to be tendered in the column entitled “Number of Units Tendered” in the box entitled “Description of Units Tendered” above. In that case, if any tendered units are purchased, a new certificate for the remainder of the units (including any units not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” above, promptly after the Expiration Date. Unless otherwise indicated, all units represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered. In each case, units will be returned or credited without expense to the unitholder.

5. INDICATION OF PRICE AT WHICH UNITS ARE BEING TENDERED. In order to validly tender by this Letter of Transmittal, you must complete the box entitled “Price (in Dollars) Per Unit at Which Units are Being Tendered” by either (1) checking the box in the section captioned “Units Tendered at Price Determined in the Offer” or (2) checking one of the boxes in the section captioned “Units Tendered at Price Determined by Unitholder” indicating the price per unit at which you are tendering units. Selecting option (1) could result in you receiving a price per unit as low as $40.00. Selecting option (2) could result in none of the units you tender being purchased if the Purchase Price for the units turns out to be less than the price you selected.

You may only check one box. If you check more than one box or no boxes, then you will not be deemed to have validly tendered your units. If you wish to tender a portion(s) of your units at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your units. To obtain additional copies of this Letter of Transmittal, contact the Information Agent at the telephone number and address included on the back cover of this Letter of Transmittal. You cannot tender the same units more than once, unless you previously tendered units and validly withdrew those units, as provided in Section 4 of the Offer to Purchase. In the event you submit multiple Letters of Transmittal in order to tender units at more than one price, a separate notice of withdrawal must be submitted in accordance with the terms of the Offer with respect to each separate Letter of Transmittal in order for such withdrawals to be effective.

6. ODD LOTS. As described in Section 2 of the Offer to Purchase, if the Company purchases less than all units tendered and not withdrawn before the Expiration Date, the units purchased first will consist of all units tendered by any unitholder who owns, beneficially or of record, an aggregate of fewer than 100 units, and who tenders all of those units at or below the Purchase Price. Even if you otherwise qualify for the “odd lot” preferential treatment, you will not receive the preferential treatment unless you complete the box captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

7. SIGNATURES ON LETTER OF TRANSMITTAL.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the units are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c) If any tendered units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the units listed and transmitted hereby, no endorsement(s) of certificate(s) representing such units or separate ordinary stock power(s) are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate ordinary stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or ordinary stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificate(s) or ordinary stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

8. TRANSFER TAXES. Except as provided in this Instruction 8, no transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any transfer taxes payable on the transfer to it of units purchased in the Offer. If, however, either:

(a) payment of the Purchase Price for units tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

(b) units not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c) certificate(s) representing tendered units are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such Purchase Price the amount of any transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 2 of the Offer to Purchase, unitholders may designate the order in which their units are to be purchased in the event of proration.

10. SPECIAL DELIVERY AND SPECIAL PAYMENT INSTRUCTIONS. If certificates for units purchased upon exercise of the units are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 7.

11. IRREGULARITIES. All questions as to the number of units to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for exercise of any tender of units will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgments of any courts. The Company reserves the absolute right to reject any or all tenders of units it determines not to be in proper form or to reject those units, the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgments of any court. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular units, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgments of any court. No tender of units will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance should be directed to the Information Agent at the telephone numbers and address set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

13. FORM W-9. Unless an exemption applies, the tendering Unitholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”), generally the Unitholder’s social security or federal employer identification number, on the Form W-9 which is provided below, and to certify whether the Unitholder is subject to backup withholding of United State federal income tax. If a tendering Unitholder is subject to federal backup withholding tax, the Unitholder must cross out item (2) of the “Certification” box of the Form W-9. Failure to provide the information on the Form W-9 may subject the tendering Unitholder to federal income tax withholding on the payment of the purchase price of all Units purchased from such Unitholder. If the tendering Unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Unitholder should write “Applied For” in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary may be required to withhold on payments of the purchase price until a TIN is provided to the Depositary. For a more general discussion of tax matters please see the section on Important Tax Information that follows.

15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate(s) for part or all of your units has been lost, stolen, destroyed or mutilated, you should promptly call the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, at (877) 248-6417 or (718) 921-8317, regarding the requirements for replacement of the certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to contact the Company’s transfer agent immediately to ensure timely processing of documentation.

THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING UNITS BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED PRIOR TO MIDNIGHT (AT THE END OF THE DAY), EASTERN TIME, ON MAY 6, 2022. UNITHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9, OR ANOTHER APPROPRIATE IRS FORM, WITH THIS LETTER OF TRANSMITTAL.

IMPORTANT TAX INFORMATION

If payments are to be made to anyone other than the registered holder, or if the payments are to be paid to anyone other than the person signing this letter or if units not tendered or not accepted for payment are to be registered in the name of any person other than the registered holder, all transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. Payments may not be paid to such a holder unless the holder has provided satisfactory evidence of the payment of any such transfer taxes or an exemption from such transfer taxes.

Each Unitholder that desires to participate in the Offer must, unless an exemption applies, provide the Depositary with the Unitholder’s taxpayer identification number on an appropriate form, with the required certifications being made under penalties of perjury. If the Unitholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the Unitholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

Certain Unitholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a Unitholder must submit a properly complete Form W-8BEN, Form W-8ECI or other applicable form of the Form W-8 series, signed under penalties of perjury, attesting to that person’s exempt status. An individual Unitholder would use a Form W-8BEN to certify that it: (a) is neither a citizen nor a resident of the United States; (b) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year; and (c) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the sale of the Units would be effectively connected; and would use a Form W-8ECI to certify that: (x) it is neither a citizen nor resident of the United States; and (y) the proceeds of the sale of the Units is effectively connected with a United States trade or business. An individual foreign Unitholder may also use a Form W-8BEN to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person’s country of residence.

Exempt Unitholders, other than non-United States Unitholders, should furnish their TIN, write “EXEMPT” on the face of the Form W-9 below, and sign, date and return the Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Form W-9 for additional instructions.

If backup withholding applies, the Depositary is required to withhold on any payments made to the Unitholder with respect to Units purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes for which a refund may be obtained by the Unitholder from the Internal Revenue Service.

The Depositary for the Offer is:

If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

For assistance call  (877) 248-6417 or (718) 921-8317

The Information Agent for the Tender Offer is:

1407 Broadway

New York, New York 10018

(212) 929-5500

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.